SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 1, 1999
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(Date of earliest event report)

WEYERHAEUSER COMPANY
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(Exact name of registrant as specified in charter)

                                                                              Washington                     1-4825                         91-0470860
                                                                              (State or other            (Commission                   (IRS Employer
                                                                              jurisdiction of                File Number)                  Identification
                                                                              incorporation or                                                  Number)
                                                                              organization)

Tacoma, Washington 98477
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(Address of principal executive offices)
(zip code)

Registrant’s telephone number, including area code:
(253) 924-2345

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Item 2. Acquisition or Disposition of Assets

On November 1, 1999, Weyerhaeuser Company Limited, a corporation incorporated under the laws of British Columbia and an indirect wholly-owned subsidiary of Weyerhaeuser Company ("Weyerhaeuser"), completed the acquisition of MacMillan Bloedel Limited pursuant to the terms and conditions of the Merger Agreement dated June 20, 1999 among Weyerhaeuser, Weyerhaeuser Company Limited (previously named Weyerhaeuser Exchangeco Limited ) and MacMillan Bloedel Limited.

In the acquisition of MacMillan Bloedel, Weyerhaeuser initially will acquire the following assets:

  Three containerboard mills with an annual capacity of 1.1 million tons and 19 converting facilities with an annual production capability of 8.2 billion square feet of packaging.
  Three oriented strand board (OSB) facilities with an annual capacity of 1.1 billion square feet (3/8 basis). The new Saskatchewan OSB mill, currently under construction, will add 570 million square feet (3/8 basis). The agreement also includes two plywood facilities in Eastern Canada and one in Alabama.
  Six lumber mills, many producing high value specialty lumber from Western Red Cedar and other specialty grades in B.C., two sawmills in Ontario, one sawmill in Saskatchewan and one in Alabama.
  6.9 million acres (2.8 million hectares) of productive timberlands, of which 427,500 acres (173,000 hectares) are held in the United States. This includes fee simple ownership of approximately 741,300 acres (300,000 hectares) of forestland.
  49 percent ownership of Trus Joist MacMillan (TJM), a leading manufacturer of engineered wood products.
  31 distribution centers located through the United States and Canada.

Pursuant to the Merger Agreement, Weyerhaeuser will provide MacMillan Bloedel shareholders with 0.28 shares of common stock in Weyerhaeuser or 0.28 equivalent exchangeable shares in Weyerhaeuser Company Limited for each MacMillan Bloedel common share owned.

Item 7. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

To be filed by amendment.

(b) Pro forma financial information

To be filed by amendment.

(c) Exhibits

Merger Agreement dated June 20, 1999 among Weyerhaeuser Company and Weyerhaeuser Exchangeco Limited and MacMillan Bloedel Limited, including the Plan of Arrangement (incorporated by reference to Weyerhaeuser Company Registration Statement on Form S-3, Registration No. 333-84127).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       &n sp;                                                                         WEYERHAEUSER COMPANY

By   /s/ K. J. Stancato
        K. J. Stancato
Its: Vice President and Controller

Date:  November 9, 1999